Exhibit 32


    Certification of Chief Executive Officer and Principal Accounting Officer
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Each of the undersigned officers of American Locker Group Incorporated (the "Company"), in such capacities and on the dates indicated below, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    March 26, 2004

                                             /s/Edward F. Ruttenberg
                                             --------------------------
                                             Edward F. Ruttenberg
                                             Chief Executive Officer

                                             /s/Wayne L. Nelson
                                             --------------------------
                                             Wayne L. Nelson
                                             Principal Accounting Officer